UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 27, 2011

Date of Report (Date of earliest event reported)

General Growth Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34948	27-2963337
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 N. Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 960-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On April 27, 2011, General Growth Properties, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). During the Annual Meeting, our stockholders were asked to consider and vote upon the proposals described in detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the SEC on March 15, 2011.  The final voting results for each matter submitted to a vote of shareholders at the meeting are as follows:

Proposal 1—Election of Directors

All nine of the nominees for director were elected to serve for a term which expires at our 2012 annual meeting of stockholders and until their respective successors are duly elected and qualified, by the votes set forth in the table below.

Nominee	Voted For	Withheld	Broker Non-Votes
Richard B. Clark	767,831,350	228,229	88,286,716
Mary Lou Fiala	767,023,944	1,035,635	88,286,716
Bruce J. Flatt	767,842,041	217,538	88,286,716
John K. Haley	764,931,597	3,127,982	88,286,716
Cyrus Madon	767,790,429	269,150	88,286,716
Sandeep Mathrani	738,607,120	29,452,459	88,286,716
David J. Neithercut	767,031,915	1,027,664	88,286,716
Sheli Z. Rosenberg	733,235,944	34,823,635	88,286,716
John G. Schreiber	767,636,626	422,953	88,286,716

Proposal 2—Ratification of the Selection of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified by the stockholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain
855,341,305	834,483	170,507

Proposal 3—Advisory Vote on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of our named executive directors by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
757,918,104	9,758,084	383,391	88,286,716

Proposal 4—Frequency of Periodic Advisory Votes on Executive Compensation

The following votes were cast on the frequency of future advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
748,774,202	535,957	18,259,083	490,337	88,286,716

In accordance with the voting results on this proposal, the Company determined that the advisory vote on executive compensation would be held every year until the next vote on the frequency of such advisory votes.  A stockholder vote on the frequency of stockholder votes on the compensation of executives is required to be held at least once every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

/s/ Andrew J. Perel
	Name:	Andrew J. Perel
	Title:	Executive Vice President, General Counsel and Secretary
Date: May 2, 2011